                                                                    EXHIBIT 10.4

                       AMENDED AND RESTATED LOAN AGREEMENT

        THIS AMENDED AND RESTATED LOAN AGREEMENT (the "Agreement") is dated and entered into as of June 20, 2000, by and between FARO Technologies, Inc., a Florida corporation ("Lender"), whose current mailing address is 125 Technology Park, Lake Mary, Florida 32746, and Wendelin Karl Johannes Scharbach, an individual resident of the Federal Republic of Germany ("Borrower"), whose current mailing address is Schwarzwaldstrasse 94, 68163 Mannheim, Germany.

        WHEREAS, on May 15, 1998, Lender acquired CATS computer aided technologies, Computeranwendungen in der Fertigungssteuerung GmbH, a limited liability company under the laws of the Federal Republic of Germany ("CATS"). Borrower was a holder of Quotas in CATS.

        WHEREAS, pursuant to a Loan Agreement dated August 2, 1999 between Lender and Borrower (the "Original Loan Agreement"), Lender has agreed to loan to Borrower an amount equal to his tax obligation to the German tax authority in connection with the acquisition of CATS. The maximum amount of the loans is estimated to be approximately $2 million.

        WHEREAS, the German tax authority have indicated to Borrower that they would be willing to issue a preliminary tax assessment for fiscal year 1998 based on a value of U.S. $4.875 per share of Common Stock of Lender (using an exchange rate of U.S. Dollars to Deutsche Marks ("DM") of 1:1.8403 for May
1999).

        WHEREAS, Borrower received 458,334 shares of Lender common stock as part of the purchase price for the acquisition of CATS. Using a price of $4.875 per share of Lender common stock, the value of the shares of Lender common stock received by Borrower would equal DM 4,111,926. The tax payable with respect to such shares based on such value would equal DM 1,154,400.14.

        WHEREAS, based on a stock price per share of Lender common stock on May 15, 1998 of U.S. $11.125. the value of the shares of Lender common stock received by Borrower would equal would equal DM 9,048,634 (using an exchange rate of U.S. Dollars to DM of 1:1.7746 for May 1998). The tax payable with respect to such shares based on such value would equal DM 2,540,854.82.

        WHEREAS, because the tax assessment received by Borrower is only preliminary, the German tax authority could at any time revise the tax assessment based on the price per share of Lender common stock on May 15, 1998.

        WHEREAS, the parties wish to amend the Original Loan Agreement to provide that Lender will loan to Borrower an initial amount of DM 1,154,400.14 resulting from the preliminary tax assessment as provided for in the Original Loan Agreement, and that Lender will pay an additional amount of DM 1,386,454.68 (DM 2,540,854.82 less DM 1,154,400.14) into an escrow account to cover possible additional taxes payable because of a higher value of the 458,334 shares of Lender common stock issued to Borrower in connection with the acquisition of

                                                                 EXHIBIT 10.4

CATS. The amount paid into escrow would increase the amount of the Loan under this Agreement if distributed to pay additional taxes.

        WHEREAS, once the German tax authority have issued a final tax assessment, the amount in the escrow account will be used to pay such amount of additional tax or, to the extent the amount in the escrow account is not needed to pay additional taxes, will be repaid to Lender. To the extent the amount in the escrow account is used to pay additional taxes, such amount would be evidenced by a new promissory note issued by Borrower to Lender and such note would be secured by shares of common stock of Lender.

        WHEREAS, this Agreement amends and restates the Original Loan Agreement.

        In consideration of the loan described below and the mutual covenants and agreements contained herein, Borrower and Lender agree as follows:

        1.      LOANS.

                A.      Initial Loan.

                i. Lender hereby agrees to make a loan to Borrower in the principal amount of DM 1,154,400.14 (the "Initial Loan").

                ii. The amount of the Initial Loan is equal to the tax payable by Borrower (based on the preliminary tax assessment issued to Borrower by the German tax authority for fiscal year 1998, which used a value of U.S. $4.875 per share of Lender common stock, and based on an exchange rate of U.S. Dollars to DM of 1:1.8403 for May 1999) with respect to Borrower's receipt of 458,334 shares of Lender common stock in connection with Lender's acquisition of CATS.

                iii. To evidence his obligation to repay the Initial Loan, and to otherwise induce Lender to make the Initial Loan, Borrower shall execute and deliver to Lender a Promissory Note, Stock Pledge Agreement, Affidavit and Indemnity Agreement, Stock Power and UCC-1 Financing Statement in the forms attached hereto a Exhibits A, B, C, D and E, respectively (together, the "Loan Documents") with respect to the Initial Loan at such time that the Initial Loan is made.

                iv. Lender will be obligated to make the Initial Loan to Borrower within three (3) business days after Borrower presents written evidence to Lender that the German tax authority has requested payment of the tax obligations described in Section 4 of this Agreement.

                B.      Additional Loan.

                i. Lender hereby agrees to make an additional loan to Borrower in the principal amount of up to DM 1,386,454.68 (the "Additional Loan"), as is necessary to enable Borrower to satisfy his tax obligations to the German tax authority as a result of Borrower's receipt of 458,334 shares of Lender common

                                                                   EXHIBIT 10.4

                stock of the Lender that Borrower received in connection with Lender's acquisition of CATS. Lender will be obligated to make the Additional Loan only if the German tax authority issues a final tax assessment that assesses a greater tax obligation on Borrower than the preliminary tax assessment issued to Borrower by the German tax authority for fiscal year 1998 with respect to Borrower's receipt of 458,334 shares of Lender common stock in connection with Lender's acquisition of CATS.

                ii.     The maximum amount of the Additional Loan is equal to
                (i) DM 2,540,854.82, which is the tax payable by Borrower (based on a stock price per share of Lender common stock on May 15, 1998 of U.S. $11.125 and using an exchange rate of U.S. Dollars to DM of 1:1.7746 for May 1998) with respect to Borrower's receipt of 458,334 shares of Lender common stock in connection with Lender's acquisition of CATS, less (ii) the amount of the Initial Loan.

                iii. To evidence his obligation to repay the Additional Loan, and to otherwise induce Lender to make the Additional Loan, Borrower shall execute and deliver to Lender the Loan Documents with respect to the Additional Loan at such time as the Additional Loan is made.

                iv. To secure Lender's obligation pursuant to this Agreement to make the Additional Loan to Borrower, Lender shall deposit U.S. $676,319.36 (DM 1,386,454.68 divided by 2.05, the exchange rate of U.S. Dollars to DM on June 9, 2000) in an escrow account (the "Escrow Account") with Firstar Bank Milwaukee, N.A. (the "Escrow Agent") pursuant to an Escrow Agreement dated on or about the date of this Agreement among Lender, Borrower, and the Escrow Agent, a copy of which is attached as Exhibit F to this Agreement. Any interest on the funds in the Escrow Account shall be paid to the Lender.

                v. All funds shall remain in the Escrow Account until the earlier of (i) July 1, 2004 or (ii) the date that Borrower presents written evidence to Lender and the Escrow Agent that the German tax authority has requested payment of the final tax assessment with respect to the tax obligations for the 458,334 shares of Lender common stock that Borrower received in connection with Lender's acquisition of CATS. Lender will be obligated to make the Additional Loan, and funds from the Escrow Account shall be paid to Borrower to fund the Additional Loan, within three (3) business days after Borrower presents written evidence to Lender that the German tax authority has requested payment of the tax obligations described in Section 4 of this Agreement.

                vi. The Escrow Agent is obligated to pay to the Borrower funds from the Escrow Account (without permission of the Lender) as are necessary to enable Borrower to satisfy his tax obligations to the German tax authority as described in Section 4 of this Agreement upon presentation by Borrower to the Escrow Agent of (i) copies of the Loan Documents for the Additional Loan executed by Borrower and delivered to Lender, and (ii) written evidence to Lender that the

                                                                   EXHIBIT 10.4

                German tax authority has requested payment of the tax obligations described in Section 4 of this Agreement.

                vii. Any funds remaining in the Escrow Account after July 1, 2004 or any funds not needed to pay the final tax assessment with respect to the tax obligations for the 458,334 shares of Lender common stock that Borrower received in connection with Lender's acquisition of CATS shall be returned immediately to Lender.

                C. Definition of the Loans. The Initial Loan and the Additional Loan are each referred to as a "Loan" and collectively are referred to as the "Loans."

        2. LENDER'S COMMITMENT. Lender's obligation to extend the Loans to Borrower is a valid, legal, irrevocable and binding corporate obligation which shall not be rescinded or withdrawn in the event of a change of Lender's present management or ownership.

        3. TERMS AND CONDITIONS OF LOAN. The Loans shall be governed by the following terms and conditions in addition to all terms and conditions set forth in the Loan Documents.

                A.      Payment.

                i. Notwithstanding any contrary provision set forth herein or in any document related hereto, Borrower shall be obligated to pay all outstanding principal, together with all then accrued and unpaid interest under each Loan, on or before the earlier of
                (a) the end of the three year period that commences on the date the Borrower executes and delivers the Loan Documents to Lender with respect to each Loan, or (b) that date when the preceding five (5) trading days of the Lender's common stock yields an average closing price of $11.34 per share (each such date hereinafter referred to as the "Maturity Date"). On such Maturity Date as defined in Section 3A(i)(b), it shall be within Borrower's discretion to repay the Loans either in cash, or, in lieu thereof, with shares of the common stock of Lender at an agreed upon price of $11.34 per share. For the purpose of repaying the Loans with shares of the Lender's common stock as provided for in this Section 3A(i), Borrower shall be required to utilize that portion of the Collateral (as defined in Section 3E below) which is equal in value to the amount of Loans being repaid.

                ii. Notwithstanding the foregoing, in the event a Loan is still outstanding at end of the three year period that commences on the date Borrower executes and delivers the Loan Documents to the Lender with respect to such Loan, Borrower shall have the option of either: (a) requiring Lender to renew or extend the Loan for an additional term of three (3) years or (b) canceling the Loan, effective as of the three year anniversary date, by providing Lender with written notice in accordance with the provisions of Section 10 below, and in exchange for such cancellation Borrower shall irrevocably authorize Lender to dispose of the

                                                                   EXHIBIT 10.4

                Collateral in accordance with the terms and conditions of
                Section 9 below. The parties hereby agree that the three year anniversary date shall be the date which coincides with the end of the three year period that commences on the date Borrower executes and delivers the Loan Documents to the Lender with respect to a Loan, and if Borrower elects to cancel such Loan effective as of such date, the date shall hereinafter be referred to as the "Anniversary Cancellation Date." If on the Anniversary Cancellation Date, the value of the Collateral is less than the sum of: (i) the outstanding principal balance of the Loan; (ii) any accrued but unpaid interest on the Loan;
                (iii) any fees authorized and due and owing to Lender pursuant to the Promissory Note with respect to the Loan; and (iv) any costs and expenses authorized and due and owing to Lender pursuant to the Promissory Note with respect to the Loan, Borrower shall not be required to pay to Lender the amount by which the sum of items (i) through (iv) exceeds the value of the Collateral. On the other hand, if on the Anniversary Cancellation Date, the value of the Collateral exceeds the sum of items (i) through (iv), Lender shall be required to release and return to Borrower, free and clear of all liens and encumbrances, the portion of the Collateral which exceeds the sum of items (i) through (iv). For purposes of determining the value of the Collateral on the Anniversary Cancellation Date, the parties shall utilize the closing price of the shares of Lender's common stock (as traded on the NASDAQ National Market) on that particular date, or, if that date is not a trading day on the NASDAQ National Market, the immediately preceding trading day.

                iii. All Shares used by Borrower to repay the Loan pursuant to the provisions of Section 3A(i) above, as well as all Shares comprising the Collateral used by Borrower to compensate Lender for the cancellation of the Loan pursuant to the provisions of
                Section 3A(ii) above, shall be subject to sale by Lender on Borrower's behalf in accordance with the terms and conditions of
                Section 9 below, and Borrower shall cooperate with Lender in effecting any such sale.

                B.      Interest.

                i. Except as otherwise provided in Section 5 of the Promissory Note, interest shall accrue on the outstanding principal balance of each Loan at a rate that is equal to the sum of (a) the EURIBOR rate that was in effect at 10:00 A.M. on August 2, 1999 (and which is applicable to loans with a maturity date of one year); and (b) 1.57%. Interest on the outstanding principal balance of the Loans shall be paid annually, on the last business day in December of each year, until the entire principal is paid.

                ii. Interest shall be calculated on the basis of a 360 day year based upon the actual number of days elapsed. No interest shall accrue on a Loan until the Loan is made to Borrower, and no interest shall accrue after the Maturity Date (as defined in Section 3A(i) above), the Anniversary Cancellation Date (as defined in Section 3A(ii) above), or the Cancellation Date (as defined in Section 8 below).

                                                                   EXHIBIT 10.4

                iii. The total liability of Borrower under the Loans for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged in excess of that amount, Borrower shall be entitled to a refund of the excess.

                iv. Upon the occurrence of an Event of Default under a Promissory Note, interest shall accrue at the Default Rate thereunder set forth notwithstanding the provisions of this section.

                C. Prepayment. The Borrower shall be entitled to prepay the Loans in whole or in part at any time without penalty.

                D. Application of Payments. All payments under the Promissory Note shall be applied first to the Lender's costs and expenses, then to fees authorized thereunder, then to interest and then to principal.

                E. Grant of Security Interest. To secure the due and punctual payment of the Loans and all of his other liabilities to Lender arising in connection with the Loans, and all reasonable costs and expenses incurred by Lender in connection with enforcement or collection of the Loans or any liability of Borrower in connection therewith (including reasonable legal fees and expenses incurred in trial, appellate, bankruptcy, and judgment-execution proceedings) and all reasonable costs and expenses incurred in connection with realizing on the value of the Collateral (including appraisal fees, broker-dealer fees, and legal fees incurred in trial, appellate, bankruptcy, and judgment-execution proceedings), Borrower shall pledge, hypothecate, assign, convey and grant to Lender a first lien and security interest (collectively, the "Security Interest") in the following:

                i. Such number of shares of Lender common stock (the "Shares") which is arrived at as a result of dividing (i) the original principal sum of the Note (stated in U.S. dollars) by
                (ii) US $6.375; the denominator of US $6.375 being the closing price of each share of Lender's common stock (as traded on the NASDAQ National Market) on March 31, 1999.

                ii. All dividends, additional shares or other property or securities that are receivable or otherwise distributable at any time and from time to time in respect of, or in exchange or substitution for, the Shares and all profits therefrom; and

                iii.    All proceeds of the foregoing.

        As used herein, the term "Collateral" refers to all the property described in this Section 3E, as well as any portion or any interest in it.

        4. PURPOSE OF LOAN. The purpose of the Loan will be to enable Borrower to timely satisfy his obligation to pay certain taxes in the Federal Republic of Germany in connection with Borrower's sale on May 15, 1998 of his Quotas in CATS. As part of the consideration (the "Consideration") paid to Borrower in connection with his sale on May 15, 1998 of his Quotas in CATS, Borrower received 458,334 shares of Lender common stock. The

                                                                   EXHIBIT 10.7

purpose of the Loans is to pay the amount of taxes that Borrower is required to pay to the German tax authority in connection with and as a result of the 458,334 shares of Lender common stock received by Borrower on May 15, 1998 in connection with the acquisition of CATS.

        5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to lender as follows:

                A. Authority and Compliance. Borrower has full power and authority to execute and deliver this Agreement and the Loan Documents and to incur and perform the obligations provided for therein. No consent or approval of any public authority or other third party is required as a condition to the validity of this Agreement or any of the Loan Documents, and Borrower is in compliance with all laws and regulatory requirements to which they are subject.

                B. Binding Agreement. This Agreement and the Loan Documents executed by Borrower constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

                C. Litigation. There is no proceeding involving Borrower pending or, to the knowledge of Borrower, threatened before any court or governmental authority, agency or arbitration authority, except as disclosed to Lender in writing and acknowledged by Lender prior to the date of this Agreement.

                D. No Conflicting Agreements. There is no charter, bylaw, stock provision, partnership agreement or other document pertaining to the power or authority of Borrower and no provision of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting his property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the Loan Documents.

                E. Ownership of Collateral. Borrower has good title to the collateral that will secure the Loans, and the collateral is, and will be kept, free and clear of liens, except those to be granted to Lender pursuant to the Stock Pledge Agreement attached hereto in the form of Exhibit B.

        6. DEFAULT. Borrower shall be in default under this Agreement and under each of the Loan Documents if he shall default in the payment of any amounts due and owing to Lender pursuant to the Loan Documents or should he fail to timely and properly observe, keep or perform any term, covenant, agreement or condition in any Loan Document or in any other loan agreement, promissory note, security agreement, deed of trust, deed to secure debt, mortgage, assignment or other contract securing or evidencing payment of any indebtedness of Borrower to Lender or any affiliate or subsidiary of Lender.

        7. REMEDIES UPON DEFAULT. If an event of default shall occur, Lender shall have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity.

                                                                   EXHIBIT 10.4

        8. BORROWER'S OPTION TO CANCEL LOAN. Notwithstanding anything to the contrary in any document or agreement between Borrower and Lender, Borrower shall have the option, in his sole discretion, at anytime, to cancel the Loans, and in exchange for such cancellation Borrower shall irrevocably authorize Lender to dispose of the Collateral in accordance with the terms and conditions of Section 9 below. For purposes of this Section 8, the "Date of Cancellation" shall be the date on which Lender receives a written notice from Borrower to cancel a Loan. The written notice shall be furnished in accordance with the notice provisions of Section 10 below. Provided, however, that if on the Date of Cancellation, the value of the Collateral is less than the sum of (i) the outstanding principal balance of such Loan; (ii) any accrued but unpaid interest on such Loan; (iii) any fees authorized and due and owing to Lender pursuant to the Promissory Note; and (iv) any costs and expenses authorized and due and owing to Lender pursuant to the Promissory Note, Borrower shall be required to pay to Lender the amount by which the sum of items (i) through (iv) listed in this Section 8 exceeds the value of the Collateral. Borrower shall have the option of making the payment herein provided for to Lender in either additional cash or additional shares of Lender's issued and outstanding common stock. If on the Date of Cancellation, the value of the Collateral exceeds the sum of items
(i) through (iv) listed in this Section 8, Lender shall be required to release and return to Borrower, free and clear of all liens and encumbrances, the portion of the Collateral which exceeds the sum of items (i) through (iv) of this Section 8. For purposes of determining the value of the Collateral and additional shares on the Date of Cancellation, the parties shall utilize the closing price of the shares of Lender's common stock (as traded on the NASDAQ National Market) on the Date of Cancellation. Any Shares used by Borrower to compensate Lender in consideration for the cancellation of the Loan pursuant to the provisions of this Section 8 shall be subject to sale by Lender on Borrower's behalf pursuant to the terms and conditions of Section 9 below, and Borrower shall cooperate with Lender in effecting any such sale.

        9. MECHANISM FOR SALE OF SHARES. The Shares to be pledged by Borrower to Lender pursuant to the Stock Pledge Agreement will, in part, consist of a portion of the 343,750 shares of Lender common stock registered with the United States Securities and Exchange Commission (the "SEC") pursuant to that certain S-1 Registration Statement dated and filed with the SEC on June 22, 1998 (the "Registered Shares"). The balance of the Shares to be pledged to Lender by Borrower pursuant to the Stock Pledge Agreement shall consist of shares of Lender's common stock that have not been registered with the SEC (the "Non-registered Shares"). It is also contemplated that if Borrower is required to utilize additional shares to compensate Lender pursuant to the provisions of
Section 8 above or under any of the Loan Documents, Borrower will utilize Registered Shares and/or Non-registered Shares. If, in order to satisfy any of Borrower's obligations or commitments pursuant to any Loan Document, a sale must be made of any or all of the Registered Shares or Non-registered Shares pledged or otherwise delivered by Borrower to Lender, Borrower shall authorize Lender to make such sale as an agent of Borrower and on Borrower's behalf. Any sale of Registered Shares as provided for in this Section 9 shall be made pursuant to the S-1 Registration Statement, and shall be deemed to be a sale by Borrower through his duly appointed and authorized agent. Any sale of Non-Registered Shares as provided for in this Section 9 shall be made pursuant to and in satisfaction of the requirements of Rule 144 promulgated by the SEC under the Securities Act of 1933, as amended, and shall be deemed to be a sale by Borrower through his duly appointed and

                                                                   EXHIBIT 10.4

authorized agent. Lender shall have the right to keep and maintain custody of any and all proceeds of any sale of Registered Shares or Non-registered Shares in satisfaction of any sum due and owing to Lender pursuant to the Loan transaction. Borrower's appointment of Lender as his agent for purposes of this
Section 9, and the authorization to be granted to Lender to sell Registered Shares and/or Non-registered Shares on behalf of Borrower, shall be set forth in the Promissory Note, Stock Pledge Agreement and Stock Power delivered to Lender along with the pledged Shares (and in the Stock Power alone, in the case of any additional shares delivered to Borrower). Further, Borrower shall covenant and agree to make all such reasonable arrangements, do and perform all such reasonable acts and things, execute and deliver all such certificates, documents and other instruments, and to take such further reasonable actions as Lender may deem necessary or advisable to effect the sale of Registered Shares pursuant to the S-1 Registration Statement, or Non-registered Shares in compliance with the requirements of Rule 144, as the case may be, as Borrower's agent and on Borrower's behalf.

        10. NOTICES. All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing, and may be by means of facsimile transmission, delivered to the other party at the following address:

                    If to Lender:

                    FARO Technologies, Inc.
                    125 Technology Park
                    Lake Mary, Florida  32746
                    Telecopy: (407) 333-4181

                    Attention:  Gregory A. Fraser

                    With a copy to:

                    Foley & Lardner
                    100 North Tampa St., Suite 2700
                    Tampa, Florida 33602
                    Telecopy: (813) 221-4210

                    Attention:  Martin A. Traber

                    If to Borrower:

                    Wendelin Karl Johannes Scharbach
                    Schwarzwaldstrasse 94
                    68163 Mannheim
                    Germany
                    Telecopy:  001-49-711-2222-444

                                                                   EXHIBIT 10.4

                    With a copy to:

                    Hasche Eschenlohr Peltzer Riesenkampff Fischotter
                    Neidenau 68
                    60325 Frankfurt/Main
                    Germany
                    Telecopy: 011-49-69-71-701-230

                    Attention:  Thomas Link

or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows: (i) if sent by mail, upon the earlier of the date of receipt or five
(5) days after deposit in the U.S. Mail, first class postage prepaid; (ii) if electronically transmitted, the next business day after transmission (and the sender shall bear the burden of proof of delivery), or (iii) if sent by any other means, upon delivery.

        11. COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower shall pay to Lender immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees) incurred by Lender in connection with Lender's enforcement of its rights hereunder or under the Loan Documents.

        12. MISCELLANEOUS. Borrower and Lender further covenant and agree as follows, without limiting any requirement of any of the Loan Documents:

                A. Cumulative Rights and No Waiver. Each and every right granted to Lender under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Lender, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. Borrower expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or future notice or demand in similar or other circumstances.

                B. Legal Matters. The validity, construction, enforcement, and interpretation of this Agreement shall be governed by the laws of the State of Florida and the United States of America, without regard to principles of conflict of laws. Each party to this Agreement (a) consents to the personal jurisdiction of the state and federal courts having jurisdiction in Seminole County, Florida, (b) stipulates that the proper, exclusive, and convenient venue for any legal proceeding arising out of this Agreement is Seminole County, Florida, for state court proceedings, and the Middle District of Florida, Orlando Division, for federal district court proceedings, and (c) waives any defense, whether asserted by a motion or pleading, that Seminole County, Florida, or the Middle District of Florida, Orlando Division, is an improper or inconvenient venue. In any mediation, arbitration, or legal proceeding arising out of this Agreement, the losing party shall reimburse the prevailing party, on demand, for all costs

                                                                   EXHIBIT 10.4

incurred by the prevailing party in enforcing, defending, or prosecuting any claim arising out of this Agreement, including all fees, costs, and expenses of experts, attorneys, witnesses, collection agents, and supersedeas bonds, whether incurred before or after demand or commencement of legal proceedings, and whether incurred pursuant to trial, appellate, mediation, arbitration, bankruptcy, administrative, or judgment-execution proceedings.

                C. Loan to be deemed repaid. A Loan shall be deemed to have been repaid effective as of the earliest of: (i) the date on which Borrower prepays such Loan (as allowed under Section 3C above); (ii) the Maturity Date (as defined in Section 3A(i) above); (iii) the Anniversary Cancellation Date (as defined in Section 3A(ii) above); or (iv) the Cancellation Date (as defined in
Section 8 above), so long as by the particular date Lender has received from Borrower any combination of cash and/or shares of Lender's stock sufficient to cover the then outstanding Loan obligations in accordance with the provisions of this Agreement. From and after the repayment date, Borrower shall have no obligations to Lender with respect to a Loan pursuant to or under this Agreement or the Loan Documents, except for Borrower's obligation to cooperate with lender in disposing of the Collateral Shares (and any additional shares delivered to Lender) pursuant to the provisions of Section 9 above.

                D. Amendment. No modification, consent, amendment or waiver of any provision of this Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specified instance and for the purpose for which given. This Agreement is binding upon Borrower, his heirs, successors and assigns, and inures to the benefit of Lender, its successors and assigns; however, no assignment or other transfer of Borrower's rights or obligations hereunder shall be made or be effective without Lender's prior written consent, nor shall it relieve Borrower of any obligations hereunder. There is no third party beneficiary of this Agreement.

                E. Partial Invalidity. The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

                F. This Agreement amends and restates the Original Loan Agreement in its entirety, and the Original Loan Agreement is no longer in effect.

        13. NO ORAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        To the extent permitted by law, the Borrower agrees to and does hereby waive trial by jury in any action, proceeding, or counterclaim brought by either the Borrower or the Lender on any matters whatsoever arising out of or in any way connected with this Agreement or any claim

                                                                   EXHIBIT 10.4

of damage resulting from any act or omission of the Borrower or Lender or either of them in any way connected with this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.

                                          LENDER

                                          FARO Technologies, Inc.

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                          BORROWER

                                          --------------------------------------
                                          Wendelin Karl Johannes Scharbach

                                                               EXHIBIT 10.4-A

                                 PROMISSORY NOTE

                                U.S. $563,122.02

Mannheim                                                           June 27, 2000
Federal Republic of Germany

        FOR VALUE RECEIVED, the undersigned, Wendelin Karl Johannes Scharbach, an individual resident of the Federal Republic of Germany (the "Maker"), whose current mailing address is Schwarzwaldstrasse 94, 68163 Mannheim, Germany, hereby promises to pay to the order of FARO Technologies Inc., a Florida corporation (the "Payee"), whose current business address is 125 Technology Park, Lake Mary, FL 32746, the principal sum of Five Hundred Sixty-three Thousand One Hundred Twenty-two and 02/100 United States Dollars (U.S. $563,122.02), together with interest on the outstanding principal balance hereof at the rate provided for herein. This note (the "Note") shall be governed by the following provisions:

        1.      Payment.

                A. Notwithstanding any contrary provision set forth herein or in any document related hereto, Maker shall be obligated to pay all outstanding principal, together with all then accrued and unpaid interest under the Note, on or before the earlier of (a) June 27, 2003 or (b) that date when the preceding five (5) trading days of the Payee's common stock yields an average closing price of $11.34 per share (each such date hereinafter referred to as the "Maturity Date"). On such Maturity Date as defined in Section 1(i)(b), it shall be within Maker's discretion to repay the Note either in cash, or, in lieu thereof, with shares of the common stock of Payee at an agreed upon price of $11.34 per share. For the purpose of repaying the Note with shares of the Payee's common stock, Maker shall be required to utilize that portion of the Collateral (as described in Section 10 below) which is equal in value to the Note obligation being repaid.

                B. Notwithstanding the foregoing, in the event the Note is still outstanding as of June 27, 2003, Maker shall have the option of either:
(a) requiring Payee to renew or extend the Note for an additional term of three
(3) years or (b) canceling the Note, effective as of that date, by providing Payee with written notice in accordance with the notice provisions of the Loan Agreement, and in exchange for such cancellation Maker shall irrevocably authorize Payee to dispose of the Collateral in accordance with the terms and conditions of Section 9 below. If Maker elects to cancel the Note effective as of June 27, 2003, that date shall hereinafter be referred to as the "Anniversary Cancellation Date." If on the Anniversary Cancellation Date, the value of the Collateral is less than the sum of: (i) the outstanding principal balance of the Note; (ii) any accrued but unpaid interest on the Note; (iii) any fees authorized and due and owing to Payee pursuant to the Note; and (iv) any costs and expenses authorized and due and owing to Payee pursuant to the Note, Maker shall not be required to pay to Payee the amount by which the

                                                                 EXHIBIT 10.4-A

sum of items (i) through (iv) exceeds the value of the Collateral. On the other hand, if on the Anniversary Cancellation Date, the value of the Collateral exceeds the sum of items (i) through (iv), Payee shall be required to release and return to Maker, free and clear of all liens and encumbrances, the portion of the Collateral which exceeds the sum of items (i) through (iv). For purposes of determining the value of the Collateral on the Anniversary Cancellation Date, the parties shall utilize the closing price of the shares of Payee's common stock (as traded on the NASDAQ National Market) on that particular date, or, if that date is not a trading day on the NASDAQ National Market, the immediately preceding trading day.

                C. All Shares used by Maker to repay the Note pursuant to the provisions of Section 1(i) above, as well as all Shares comprising the Collateral used by Maker to compensate Payee for cancellation of the Note pursuant to the provisions of Section 1(ii) above, shall be subject to sale by Payee on Maker's behalf in accordance with the terms and conditions of Section 9 below, and Maker shall cooperate with Payee in effecting any such sale.

        2.      Interest.

                A. Except as otherwise provided in Section 5 below, interest shall accrue on the outstanding principal balance hereof at a rate per annum equal to the sum of (a) the EURIBOR rate that was in effect at 10:00 A.M. on August 2, 1999 (and which is applicable to loans with a maturity date of one year); and (b) 1.57% percent (1.57%). Interest on the outstanding principal balance of the Note shall be paid annually, on the last business day in December of each year, until the entire principal is paid.

                B. Interest shall be calculated on the basis of a 360 day year based upon the actual number of days elapsed. No interest shall accrue after the Maturity Date (as defined in Section 1(i) above), the Anniversary Cancellation Date (as defined in Section 1(ii) above), or the Cancellation Date (as defined in Section 8 below).

                C. The total liability of the Maker for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Maker shall be entitled to a refund of the excess.

                D. Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this section.

        3. Prepayment. The Maker shall be entitled to prepay this Note in whole or in part at any time without penalty.

        4. Application of Payments. All payments hereunder shall be applied first to the Payee's costs and expenses, then to fees authorized hereunder, then to interest and then to principal.

        5. Default. An Event of Default shall be deemed to have occurred hereunder upon the occurrence of any of the following events: (a) the Maker's failure to pay any principal, interest or other amounts hereunder as and when due and payable; (b) the commencement of any

                                                                 EXHIBIT 10.4-A

bankruptcy or insolvency proceedings by the Maker or, if commenced against the Maker and not discharged within 60 days, or if an order for relief is entered by the appropriate bankruptcy court; or (c) material falsity in any certificate, statement, representation, warranty or audit at any time furnished to the Payee by or on behalf of the Maker and including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in any facts disclosed by any certificate, statement, representation, warranty or audit furnished to the Payee. If any Event of Default shall occur, all then outstanding principal hereunder, all accrued and unpaid interest hereunder and all other amounts payable under this Note shall be forthwith due and payable without presentment, further demand, protest or further notice of any kind, all of which are hereby expressly waived by the Maker. Upon the occurrence of any Event of Default, the outstanding principal of this Note, and any accrued and unpaid interest, shall bear interest at a rate of either four percent (4%) per annum above the rate specified in subparagraph 2(i) above after default until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder (the "Default Rate").

        6. Expenses. The Maker agrees to pay the Payee all costs incurred by it in connection with the collection of this Note. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. The Maker further agrees to indemnify and hold the Payee harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Payee, which may be determined to be payable with respect to this transaction.

        7. Late Charge. The Maker shall pay a late charge on each and every payment due hereunder and not received by the Payee within ten (10) days after it is due. The amount of the late charge shall in each instance equal the greater of: (a) $100.00; or (b) five percent (5.0%) of the delinquent payment. The late charge is not a penalty, but liquidated damages to defray administrative and related expenses due to such late payment. The late charge shall be immediately due and payable and shall be paid by the Maker to the Payee without notice or demand. Further, the acceptance of a late payment shall not constitute a waiver of any default then existing or thereafter arising under this Note.

        8. Maker's Option To Cancel Note. Notwithstanding anything to the contrary in any document or agreement between Maker and Payee, Maker shall have the option, in his sole discretion, at anytime, to cancel the Note, and in exchange for such cancellation Maker shall irrevocably authorize Payee to dispose of the Collateral in accordance with the terms and conditions of Section 9 below. For purposes of this Section 8, the "Date of Cancellation" shall be the date on which Payee receives a written notice from Maker to cancel the Note. The written notice shall be furnished in accordance with the notice provisions of the Loan Agreement. Provided, however, that if on the Date of Cancellation, the value of the Collateral is less than the sum of (i) the outstanding principal balance of the Note; (ii) any accrued but unpaid interest on the Note; (iii) any fees authorized and due and owing to Payee pursuant to the Note; and (iv) any costs and expenses authorized and due and owing to Payee pursuant to the Note, Maker shall be required to pay to Payee the amount by which the sum of items (i) through (iv) listed in this Section 8 exceeds the value of the Collateral. Maker shall have the option of making the

                                                                EXHIBIT 10.4-A

payment herein provided for to Payee in either additional cash or additional shares of Payee's issued and outstanding common stock. If on the Date of Cancellation, the value of the Collateral exceeds the sum of items (i) through
(iv) listed in this Section 8, Payee shall be required to release and return to Maker, free and clear of all liens and encumbrances, the portion of the Collateral which exceeds the sum of items (i) through (iv) of this Section 8. For purposes of determining the value of the Collateral and additional shares on the Date of Cancellation, the parties shall utilize the closing price of the shares of Payee's common stock (as traded on the NASDAQ National Market) on the Date of Cancellation. Any Shares used by Maker to compensate Payee in consideration for the cancellation of the Note pursuant to the provisions of this Section 8 shall be subject to sale by Payee on Maker's behalf pursuant to the terms and conditions of Section 9 below, and Maker shall cooperate with Payee in effecting any such sale.

        9. Mechanism for Sale of the Shares. The Shares pledged by Maker to Payee pursuant to the Stock Pledge Agreement consists, in part, of a portion of the 343,750 shares of Payee common stock registered with the United States Securities and Exchange Commission (the "SEC") pursuant to that certain S-1 Registration Statement dated and filed with the SEC on June 22, 1998 (the "Registered Shares"). The balance of the Shares pledged to Payee by Maker pursuant to the Stock Pledge Agreement consists of shares of Payee's common stock that have not been registered with the SEC (the "Non-registered Shares"). It is also contemplated that if Maker is required to utilize additional shares to compensate Payee pursuant to the provisions of Section 8 above or under any of the Loan Documents, Maker will utilize Registered Shares and/or Non-registered Shares. If, in order to satisfy any of Maker's obligations or commitments pursuant to any Loan Document, a sale must be made of any or all of the Registered Shares or Non-registered Shares pledged or otherwise delivered by Maker to Payee, Maker hereby authorize Payee to make such sale as the Agent (as defined below) of Maker and on Maker's behalf. Any sale of Registered Shares as provided for in this Section 9 shall be made pursuant to the S-1 Registration Statement, and shall be deemed to be a sale by Maker through his duly appointed and authorized Agent. Any sale of Non-Registered Shares as provided for in this
Section 9 shall be made pursuant to and in satisfaction of the requirements of Rule 144 promulgated by the SEC under the Securities Act of 1933, as amended, and shall be deemed to be a sale by Maker through his duly appointed and authorized Agent. Payee is hereby irrevocably granted the right to keep and maintain custody of any and all proceeds of any sale of Registered Shares, Non-registered Shares and other components of the Collateral in satisfaction of any sum due and owing to Payee pursuant to the Loan transaction.

        10. Security Interest. In accordance with the terms and conditions of that certain Pledge Agreement dated as of the date hereof (the "Pledge Agreement") between Payee and Maker, this Note is secured by the "Collateral" described and defined in Section 1 of said Pledge Agreement. Without affecting the liability of Maker hereunder, the Payee may, from time to time and without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for payment of this Note, or agree not to sue any party liable on it. Maker hereby waives presentment, demand, notice of dishonor and protest.

                                                                 EXHIBIT 10.4-A

        11.     Miscellaneous.

                A. The Note shall be deemed to have been repaid effective as of the earliest of: (i) the date on which Maker prepays the Note (as allowed under Section 3 above); (ii) the Maturity Date (as defined in Section 1(i) above); (iii) the Anniversary Cancellation Date (as defined in Section 1(ii) above); or (iv) the Cancellation Date (as defined in Section 8 above), so long as by the particular date Payee has received from Maker any combination of cash and/or shares of Payee's stock sufficient to cover the then outstanding Loan obligations in accordance with the provisions of the Agreement and the Loan Documents. From and after the repayment date, Maker shall have no obligations to Payee pursuant to or under the Agreement or the Loan Documents, except for Maker's obligation to cooperate with Payee in disposing of the Collateral Shares (and any additional shares delivered to Payee) pursuant to the provisions of
Section 9 above.

                B. Except as otherwise provided herein or in any other Loan Document, the Maker shall make all payments hereunder in lawful money of the United States of America at the Payee's principal address in the Federal Republic of Germany or at such other place as the Payee may from time to time designate in writing.

                C. The remedies of the Payee as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Payee and may be exercised as often as occasion therefor shall arise.

                D. No act of omission or commission of the Payee, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Payee and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event.

                E. The validity, construction, enforcement, and interpretation of this Note shall be governed by the laws of the State of Florida and the United States of America, without regard to principles of conflict of laws.

                F. The Maker (a) consents to the personal jurisdiction of the state and federal courts having jurisdiction in Seminole County, Florida,
(b) stipulates that the proper, exclusive, and convenient venue for any legal proceeding arising out of this Note is Seminole County, Florida, for state court proceedings, and the Middle District of Florida, Orlando Division, for federal district court proceedings, and (c) waives any defense, whether asserted by a motion or pleading, that Seminole County, Florida, or the Middle District of Florida, Orlando Division, is an improper or inconvenient venue.

                G. Maker's obligations to Payee hereunder and under the other Loan Documents are secured by the Collateral, based on the fact that the parties hereto have mutually agreed that the shares of stock pledged as collateral are to be valued at $6.375 each as of the date hereof. For so long as the value of the Collateral is sufficient to cover Maker's obligations to Payee hereunder and under the other Loan Documents (regardless of whether such obligations

                                                                EXHIBIT 10.4-A

become due on the dates provided for herein or as a result of Maker's Default hereunder or otherwise), then Maker shall not be personally liable to Payee, and Payee shall not seek personal judgment against Maker or any of Maker's heirs or assigns for such obligations. For so long as the value of the Collateral is sufficient to cover Maker's obligations to Payee hereunder and under the other Loan Documents, any judgment or decree in any action brought to enforce such obligations shall be enforceable against Maker only to the extent of his interest in the Collateral, and any such judgment or decree shall not be subject to execution upon or be a lien upon the assets of Maker, other than his interest in the Collateral. In determining whether the value of the Collateral is sufficient to cover Maker's obligations to Payee on any particular day, the parties shall utilize the closing price of the shares of Payee's common stock (as traded on the NASDAQ National Market) on such day. By way of illustration only: If the sum of (a) the outstanding principal balance of the Note; (b) any accrued but unpaid interest on the Note; (c) any fees authorized and due and owing to Payee pursuant to the Note; and (d) any costs and expenses authorized and due and owing to Payee pursuant to the Note on any particular day is equal to $1,000,000.00, then Maker shall not be personally liable to Payee if the value of the Collateral on such day is also $1,000,000.00. If however, the value of the Collateral on the hypothetical day is only $750,000.00 (perhaps due to a closing price of less than $6.375 per share on such day), then maker shall be personally liable for the shortfall of $250,000.00; and Payee shall be entitled to seek personal judgment against Maker or any of Maker's heirs or assigns for such shortfall. Accordingly, if the value of the Collateral exceeds Maker's obligations to Payee on the hypothetical day, Payee shall be required to return any such excess amount to Maker. Nothing contained in this paragraph shall affect or limit the ability of Payee to enforce any of its rights or remedies with respect to the Collateral.

                H. In any mediation, arbitration, or legal proceeding arising out of this Note, the losing party shall reimburse the prevailing party, on demand, for all costs incurred by the prevailing party in enforcing, defending, or prosecuting any claim arising out of this Note, including all fees, costs, and expenses of experts, attorneys, witnesses, collection agents, and supersedeas bonds, whether incurred before or after demand or commencement of legal proceedings, and whether incurred pursuant to trial, appellate, mediation, arbitration, bankruptcy, administrative, or judgement-execution proceedings.

                I. The term "Payee" as used herein shall mean any lawful holder of this Note. To the extent permitted by law, the Maker agrees to and does hereby waive trial by jury in any action, proceeding, or counterclaim brought by either the Maker or the Payee on any matters whatsoever arising out of or in any way connected with this Note or any claim of damage resulting from any act or omission of the Maker or Payee or either of them in any way connected with this Note.

        IN WITNESS WHEREOF, the Maker has executed this Note as of the date first written above.

WITNESSES:

                                                                EXHIBIT 10.4-A

Signature:                                By:
          ---------------------------        -----------------------------------
                                             Wendelin Karl Johannes Scharbach

Print Name:                               Print Name:
           --------------------------                ---------------------------

                                                                EXHIBIT 10.4-A

                      MAKER'S APPOINTMENT OF PAYEE AS AGENT

        In consideration of the covenants contained above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both Maker and Payee, Maker hereby appoints Payee as his agent and attorney-in-fact (the "Agent") to sell or otherwise dispose of (i) any portion or all of the Collateral (as referred to in Section 10 above) including, but not limited to, the Registered Shares and Non-registered Shares that are components thereof; and (ii) any additional Registered Shares and/or Non-registered Shares that Maker delivers to Payee pursuant to the terms and conditions of the Loan Documents. Maker covenants and agrees to make all such reasonable arrangements, do and perform all such reasonable acts and things, execute and deliver all such certificates, documents and other instruments, and to take such further reasonable actions as Payee may deem necessary or advisable to effect the sale of Registered Shares pursuant to the S-1 Registration Statement, or Non-registered Shares in compliance with the requirements of Rule 144, as the case may be, as Maker's Agent and on Maker's behalf. Maker grants Payee full and unfettered authorization to dispose of the Collateral, and any portion thereof, in accordance with the terms and conditions of Section 9 above, as well as any other applicable provision of the Loan Documents. Further, Maker agrees to indemnify and hold Payee harmless from liability for any and all losses or damages asserted or suffered by any party as a result of Payer's performance as Maker's Agent. Payee's appointment hereunder is irrevocable and shall remain in full force and effect for so long as Maker has not satisfied all of his obligations pursuant to the Loan Documents. Payee hereby accepts its appointment as Maker's Agent under the terms and conditions hereof. The appointment and authorization effected hereby, and the indemnification provided for herein, shall (i) inure to the benefit of Payee, its successors and assigns; and (ii) be binding upon Maker, his heirs and assigns.

                                          FARO Technologies, Inc.

                                          By:
-------------------------------------        -----------------------------------
Wendelin Karl Johannes Scharbach

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                                                  EXHIBIT 10.4-B

                             STOCK PLEDGE AGREEMENT

Mannheim, Germany                                                  June 27, 2000

        THIS STOCK PLEDGE AGREEMENT (this "Agreement") is executed and made effective as of June 27, 2000, by Wendelin Karl Johannes Scharbach, an individual resident of Germany ("Borrower") whose current mailing address is Schwarzwaldstrasse 94, 68163 Mannheim, Germany in favor of FARO Technologies, Inc., a corporation organized and existing under the laws of the State of Florida ("FARO") whose current mailing address is 125 Technology Park, Lake Mary, FL 32746.

                                    RECITALS

        WHEREAS, contemporaneously herewith, Borrower has made and delivered to FARO a Promissory Note in the original principal amount of U.S. $563,122.02 (the "Note"); and

        WHEREAS, to secure the prompt payment and performance of all of the liabilities, obligations, and indebtedness of Borrower to FARO under the Note (the "Liabilities"), Borrower desires to pledge, grant, hypothecate, assign, and convey to FARO a first lien and security interest in and to: (a) the "Shares" of FARO common stock described and defined on Schedule A attached hereto; and (b) the property described in Sections 1(ii) and 1(iii) of this Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants, and agreements set forth herein, the parties hereto hereby agree as follows:

        1. Grant of Security Interest. To secure the due and punctual payment of the Liabilities, and all reasonable costs and expenses incurred by FARO in connection with enforcement or collection of the Liabilities (including reasonable legal fees and expenses incurred in trial, appellate, bankruptcy, and judgment-execution proceedings) and all reasonable costs and expenses incurred in connection with realizing on the value of the security provided by this Agreement (including appraisal fees, broker-dealer fees, and legal fees incurred in trial, appellate, bankruptcy, and judgment-execution proceedings), Borrower hereby pledges, grants, hypothecates, assigns, conveys, and grants to FARO a first lien and security interest (collectively, the "Security Interest") in the following:

                A. all of the Shares listed on Schedule A to this Agreement;

                B. all dividends, additional shares or other property or securities that are receivable or otherwise distributable at any time and from time to time in respect of, or in exchange or substitution for, the Shares and all profits therefrom; and

                C.      all proceeds of the foregoing.

        As used in this Agreement, the term "Collateral" refers to all the property described in this Section 1, as well as any portion or any interest in it.

                                                                  EXHIBIT 10.4-B

        2. Representations and Warranties. Borrower covenants to FARO that, except for the Security Interest granted to FARO by this Agreement:

                A. Borrower is and will be the sole legal and equitable owner of the Collateral;

                B. the Collateral is and will be free and clear of all liens, encumbrances, security interests, assessments, and adverse claims of every kind and nature;

                C. the grant of this Security Interest does not and will not violate the terms of any agreement applicable to Borrower; and

                D. Borrower has not, and will not, sell, assign, convey, pledge, transfer, hypothecate, or in any other way dispose of or encumber the Collateral, other than as provided in this Agreement.

        3. Delivery of Collateral. Upon execution of this Agreement, Borrower shall deliver the Shares to FARO. Borrower shall immediately provide notice to the transfer agent of FARO of the Security Interest and shall cause such Security Interest to be noted in the transfer records of such transfer agent. Borrower shall deliver to FARO immediately upon receipt any Collateral which is subsequently acquired by Borrower, or which is delivered to Borrower, in exchange or substitution for any or all of the Collateral.

        4. Maintenance of Security Interest. Borrower shall, upon request, take any action reasonably deemed advisable by FARO to preserve the Collateral or to establish, determine priority of, perfect, continue perfection of, terminate or enforce FARO's Security Interest or its rights under this Agreement.

        5. Rights of FARO. FARO may at any time, upon or after the occurrence of a default under the Note that is not cured within any applicable grace or cure period, or after maturity of any of the Liabilities and without notice or demand of any kind (a) transfer any of the Collateral into its name or that of its nominee, (b) notify obligors on or issuers of any Collateral to make payment or delivery to FARO of any amounts, securities, or rights due or distributable thereon or notices given in connection therewith, (c) in Borrower's name or otherwise, enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral, (d) receive proceeds of the Collateral and exercise all rights as a holder of the Collateral, (e) hold any increase or profits (including money) received from the Collateral and exercise all rights as a holder of the Collateral, (f) hold any increase or profits (including money) received from the Collateral as additional security for the Liabilities, and (g) sign or endorse Borrower's name on the Collateral.

        6. Default. A default under the Note or Borrower's failure to perform its obligations under this Agreement shall constitute a default under this Agreement.

        7. Irrevocable Proxy on Default. In addition to FARO's other rights, Borrower irrevocably appoints FARO as proxy, with full power of substitution and revocation (upon the

                                                                  EXHIBIT 10.4-B

occurrence of a default under the Note or hereunder that is not cured within any applicable grace or cure period) to exercise Borrower's rights to attend meetings, vote, consent to, and take any action respecting the Collateral as fully as Borrower might do. This proxy shall become effective upon the occurrence of a default that is not cured within any applicable grace or cure periods and shall remain effective for so long as any of the Liabilities are unpaid.

        8. Termination. This Agreement and the Security Interest of FARO under it will terminate when all the Liabilities are paid in full. Upon termination of this Agreement, FARO shall reassign and deliver to Borrower the Collateral that is then held by FARO under this Agreement and has not been sold or otherwise applied pursuant to the terms of this Agreement; provided, however, in the event that another creditor of Borrower has been granted a pledge of the Collateral subordinate to FARO, and FARO has actual notice of such pledge, Borrower authorizes FARO to deliver the Collateral to such other creditor.

        9. Legal Matters. The validity, construction, enforcement, and interpretation of this Agreement shall be governed by the laws of the State of Florida and the United States of America, without regard to principles of conflict of laws. Each party to this Agreement (a) consents to the personal jurisdiction of the state and federal courts having jurisdiction in Seminole County, Florida, (b) stipulates that the proper, exclusive, and convenient venue for any legal proceeding arising out of this Agreement is Seminole County, Florida, for state court proceedings, and the Middle District of Florida, Orlando Division, for federal district court proceedings, and (c) waives any defense, whether asserted by a motion or pleading, that Seminole County, Florida, or the Middle District of Florida, Orlando Division, is an improper or inconvenient venue. In any mediation, arbitration, or legal proceeding arising out of this Agreement, the losing party shall reimburse the prevailing party, on demand, for all costs incurred by the prevailing party in enforcing, defending, or prosecuting any claim arising out of this Agreement, including all fees, costs, and expenses of experts, attorneys, witnesses, collection agents, and supersedeas bonds, whether incurred before or after demand or commencement of legal proceedings, and whether incurred pursuant to trial, appellate, mediation, arbitration, bankruptcy, administrative, or judgment-execution proceedings.

        10. Entire Understanding; Waiver. This Agreement records the final, complete, and exclusive understanding among the parties regarding the subjects addressed herein and supersede any prior or contemporaneous agreement, understanding, or representation, oral or written by any of them on such subjects. The provisions hereof may not be changed, modified, waived, or altered except by an agreement in writing signed by the party entitled to the benefit of the provision to be waived hereto. A waiver by any party of any of the terms or conditions of this Agreement, or of any breach thereof, shall not be deemed a waiver of such term or condition for the future, or of any other term or condition hereof, or of any subsequent breach thereof.

        11. Severability. Whenever possible, each provision of this Agreement should be construed and interpreted so that it is valid and enforceable under applicable law. If a provision of this Agreement is held to be invalid or unenforceable under applicable law, however, that provision will be deemed separable from the remaining provisions of this Agreement and will not affect the validity or interpretation of the other provisions of this Agreement or the application of that provision to other circumstances in which it is valid and enforceable.

                                                                  EXHIBIT 10.4-B

        12. Notices. All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing, and may be by means of facsimile transmission, delivered to the other party at the following address:

                    If to FARO:

                    FARO Technologies, Inc.
                    125 Technology Park
                    Lake Mary, Florida  32746
                    Telecopy: (407) 333-4181

                    Attention:  Gregory A. Fraser

                    With a copy to:

                    Foley & Lardner
                    100 North Tampa St., Suite 2700
                    Tampa, Florida 33602
                    Telecopy: (813) 221-4210

                    Attention:  Martin A. Traber

                    If to Borrower:

                    Wendelin Karl Johannes Scharbach
                    Schwarzwaldstrasse 94
                    68163 Mannheim
                    Germany
                    Telecopy: 011-49-711-2222-444

                                                                  EXHIBIT 10.4-B

                    With a copy to:

                    Hasche Eschenlohr Peltzer Riesenkampff Fischotter
                    Neidenau 68
                    60325 Frankfurt/Main
                    Germany
                    Telecopy: 011-49-69-71-701-230

                    Attention:  Thomas Link

or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows: (i) if sent by mail, upon the earlier of the date of receipt or five
(5) days after deposit in the U.S. Mail, first class postage prepaid; (ii) if electronically transmitted, the next business day after transmission (and the sender shall bear the burden of proof of delivery); or (iii) if sent by any other means, upon delivery.

        13. Effectiveness. This Agreement will become effective with respect to the original parties to it, as of its stated execution date, when each of those parties has executed and delivered to the others a counterpart of this Agreement.

        14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

        15. Miscellaneous. Time is of the essence of this Agreement. A delay, omission, or course of dealing on the part of FARO in exercising any right, power, or remedy will not operate as a waiver of it. A single or partial exercise by FARO of any right, power, or remedy does not preclude any further exercise or non-exercise of it or the exercise or non-exercise of any other right, power or remedy. The exercise or non-exercise by FARO of any right, power, or remedy does not constitute a waiver of a default under this Agreement.

        16. Cancellation of Loan. Notwithstanding any provision contained herein, or in any other document or agreement between FARO and Borrower, Borrower shall have the option, in his sole discretion, at any time, to cancel the Note pursuant to and in compliance with the provisions of Section 8 thereof.

                                                                  EXHIBIT 10.4-B

        IN WITNESS WHEREOF, the Borrower has executed this Agreement as of the date first written above.

WITNESSES:

Signature:                                By:
          ---------------------------        -----------------------------------
                                              Wendelin Karl Johannes Scharbach

Print Name:                               Print Name:
           --------------------------                ---------------------------

Signature:
          ---------------------------

Print Name:
           --------------------------

                     BORROWER'S APPOINTMENT OF FARO AS AGENT

        In consideration of the covenants contained above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both Borrower and FARO, Borrower hereby appoints FARO as his agent and attorney-in-fact (the "Agent") to sell or otherwise dispose of (i) any portion or all of the Collateral (as referred to and defined in Section 1 above) including, but not limited to, the Registered Shares and Non-registered Shares that are components thereof; and (ii) any additional Registered Shares and/or Non-registered Shares that Borrower delivers to FARO pursuant to the terms and conditions of the Loan Documents. Borrower covenants and agrees to make all such reasonable arrangements, do and perform all such reasonable acts and things, execute and deliver all such certificates, documents and other instruments, and to take such further reasonable actions as FARO may deem necessary or advisable to effect the sale of Registered Shares pursuant to the S-1 Registration Statement, or Non-registered Shares in compliance with the requirements of Rule 144, as the case may be, as Borrower's Agent and on Borrower's behalf. Borrower grants FARO full and unfettered authorization to dispose of the Collateral, and any portion thereof, in accordance with the terms and conditions of the Note, as well as any other applicable provision of the Loan Documents. Further, Borrower agrees to indemnify and hold FARO harmless from liability for any and all losses or damages asserted or suffered by any party as a result of FARO's performance as Borrower's Agent. FARO's appointment hereunder is irrevocable and shall remain in full force and effect for so long as Borrower has not satisfied all of his obligations pursuant to the Loan Documents. FARO hereby accepts its appointment as Borrower's Agent under the terms and conditions hereof. The appointment and authorization effected hereby, and the indemnification provided for herein, shall (i) inure to the benefit of FARO, its successors and assigns; and (ii) be binding upon Borrower, his heirs and assigns.

                                          FARO Technologies, Inc.

                                          By:
-------------------------------------        -----------------------------------
Wendelin Karl Johannes Scharbach          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                                                  EXHIBIT 10.4-B

                                   SCHEDULE A

                                   THE SHARES

88,333 shares of the issued and outstanding common stock of FARO Technologies, Inc., a Florida corporation, which is arrived at as a result of dividing the original principal sum of the Note (stated in US dollars) by US $6.375 (the "Shares").

                                                                EXHIBIT 10.4-C

                                    AFFIDAVIT
                                       AND
                               INDEMNITY AGREEMENT

Mannheim, Germany                                                  June 27, 2000

        I, the undersigned, Wendelin Karl Johannes Scharbach, an individual resident of Germany (the "Affiant") whose current mailing address is Schwarzwaldstrabe 94, 68163 Mannheim, Germany, hereby represent and warrant as follows:

        That Affiant is the sole record owner and entitled to the possession of the Certificate(s) described below representing an aggregate of one hundred eighty-one thousand eighty-two (181,082) shares of the issued and outstanding common stock of FARO Technologies, Inc., a Florida corporation (the "Company"), such Certificate(s) being referred to hereafter as the "Original Certificate(s)".

 Certificate     Date of                 Registered in                  Number
   Number      Certificate               the Name of                  of Shares
------------    -----------              -------------                ----------
____________    ___________    Wendelin Karl Johannes Scharbach       __________
____________    ___________    Wendelin Karl Johannes Scharbach       __________

        Affiant hereby certifies that, apart from the security interest granted to the Company pursuant to that certain Pledge Agreement dated and made effective as of the date of this Agreement by Affiant in favor of Company, no other person has any right, title or interest in the Original Certificate(s) or the securities represented thereby. Affiant will not hereafter sell, assign, transfer, hypothecate, pledge or otherwise dispose of, either in whole or in part, such Original Certificate(s) or the securities represented thereby, nor give any person any power of attorney, order or other authority of any kind or nature whatsoever to transfer such Original Certificate(s) or the securities represented thereby, or any part or portion thereof or interest therein, without first obtaining the written consent of the Company. Further, Affiant says that this affidavit and agreement are made in order to introduce the Company to extend credit and other financial accommodations to Affiant.

        IN CONSIDERATION THEREFOR, Affiant hereby agrees for Affiant and Affiant's heirs, legal representatives and assigns that in case any of Affiant's representations herein are materially false or misleading, or in the event that Affiant breaches or violates any of his undertakings herein, Affiant agrees for Affiant and Affiant's heirs, legal representatives and assigns to indemnify and save harmless the Company, the Company's successors or assigns and the Company's directors, officers and employees from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character which they sustain or incur by reason of their reliance on any such false or misleading representation, or due to any breach or violation by Affiant.

                                                                EXHIBIT 10.4-C

        All obligations of the Affiant hereunder shall be binding upon the Affiant, his heirs, legal representatives, successors or assigns.

        IN WITNESS WHEREOF, the Affiant has executed this document as of the date first written above.

WITNESSES:

Signature:                                By:
          ---------------------------        -----------------------------------
                                             Wendelin Karl Johannes Scharbach

Print Name:                               Print Name:
           --------------------------                ---------------------------

Signature:
          ---------------------------

Print Name:
           --------------------------

                                       C-2